T. Rowe Price Real Estate Fund

Supplement to Prospectus Dated May 1, 2018, as supplemented

On page 5, the portfolio manager table under “Management” is supplemented as follows:

David M. Lee will be retiring from T. Rowe Price at the end of 2018. Effective January 1, 2019, Nina P. Jones will replace Mr. Lee as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Ms. Jones joined T. Rowe Price in 2008.

On page 8, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2019, Nina P. Jones will replace David M. Lee as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Ms. Jones joined the Firm in 2008 and her investment experience dates from that time. Since joining the Firm, she has served as an equity research analyst and portfolio manager (beginning in 2015).

The date of this supplement is September 6, 2018.

F122-041 9/6/2018